UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 7, 2003

                              EVOLVE ONCOLOGY, INC.
                       (formerly known as Oncthera,  INC.)
             (Exact name of registrant as specified in its charter)




          DELAWARE                                   13-4047693
          --------                                   ----------
  (State  or  other  jurisdiction                    (I.R.S.  Employer
of  incorporation  or  organization)                  Identification  No.)

            151  South  Ferry  Quay
           Liverpool,  Merseyside                        L3  4EW
   --------------------------------------               -------
   (Address  of  principal  executive  offices)            (Zip  Code)


               Registrant's  telephone  number  +44  (0)  151  707  7898




ITEM  5.  OTHER  EVENTS

On November 7th 2003, a majority of shareholders of the company voted in favor of changing the name of the company to Evolve Oncology Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November  25,  2003

EVOLVE  ONCOLOGY  INC.



/s/  Ian  Warwick
-----------------------
By:  Ian  Warwick
President